DUAL
exploration inc.

TSX - DLX

July 4, 2006

1245147 Alberta Ltd.
Attention: President
Suite 700, 520 – 11th Avenue SW
Calgary, Alberta
T2P 1M7

Re: **FARMOUT AGREEMENT**
TWP 75-4-W6M
WOKING AREA, ALBERTA

Gentlemen:

Further to recent discussions, this letter will serve to evidence the agreement between 1245147 Alberta Ltd. ("1245147") and Dual Exploration Inc. ("Dual"), regarding 1245147 farming in on the interests of Dual in the captioned area, subject to the following terms and conditions:

1. Definitions

Each capitalized term used in this Head Agreement will have the meaning given to it in the Farmout & Royalty Procedure, and, in addition:

(a) "Contract Depth" means a depth down to and including the lesser of 15 meters below the top of the Winterburn formation or 2930 meters KB;
(b) "Drilling AFE" means the AFE for the drilling and abandonment of the Test Well, as attached hereto as Schedule "E";
(c) "Farmee" means 1245147;
(d) "Farmor" means Dual as to a 75%;
(e) "Participant" means Dual, as to a 25% interest with respect to the drilling, Completing, Equipping or Abandoning of the Test Well; and
(f) "Test Well" means the well to be drilled pursuant to Clause 3 hereof.

2. Schedules

The following Schedules are attached hereto and made a part of this Agreement:

(a) Schedule "A", which describes the Title Documents, Farmout Lands, Farmor's Working Interest and the Encumbrances;
(b) Schedule "B", which sets out the elections and amendments to the 1997 CAPL Farmout & Royalty Procedure;
(c) Schedule "C", which sets out the elections and amendments to the 1990 CAPL Operating Procedure and the 1996 PASC Accounting Procedure;
(d) Schedule "D", which specifies the types of drilling information required to be supplied by the Contract Operator to the Farmor and Farmee pursuant to the Farmout & Royalty Procedure;
(e) Schedule "E", which is the Drilling AFE.

The 1997 CAPL Farmout & Royalty Procedure, the 1990 CAPL Operating Procedure and the 1996 PASC Accounting Procedure are incorporated into this Agreement by reference.

3. Test Well

Participant will spud the Test Well at a surface location at 11-21-75-4-W6M (bottom hole location at 10-21-75-4-W6M) on or before August 31, 2006 (subject to surface access, rig availability and regulatory approvals), on behalf of itself and the Farmee. The relationship between the Participant and Farmee with respect to the drilling, Completing or Abandoning of the Test Well will be governed by the Operating Procedure, notwithstanding Farmee has not yet earned its interest in the Farmout Lands.

Farmee shall be responsible for an undivided 75% of the costs, expenses, risks and liabilities associated with drilling, Completing or Abandoning the Test Well in accordance with Article 3.00 of the Farmout & Royalty Procedure. For clarification, the Test Well costs will be shared Participant 25% and Farmee 75%.

Notwithstanding Clause 503 of the Operating Procedure, Dual shall cash call Farmee for 75% of the AFE costs to drill and Abandon the Test Well. Farmee shall pay 25% of such cash call within 15 days of full execution of this Agreement, and the balance no later than 30 days prior to the anticipated spud date of the Test Well.

Should the costs to drill the Test Well exceed the AFE costs plus 15% contingency, Farmee or Participant may elect to either: a) proceed with the Test Well drilling operations; or b) halt operations and Abandon the Test Well. Should both Farmee and Participant elect to proceed with the drilling operation, Dual shall forthwith prepare a supplemental AFE (if it has not already done so), and submit the resulting cash call to Farmee for its share thereof, which shall be paid by Farmee immediately. Should both Farmee and Participant elect to halt operations and Abandon the Test Well, Participant shall carry out such Abandonment for and on behalf of itself and Farmee. Should only one of the Farmee or Participant elect to proceed with the drilling of the Test Well, such operation will thereafter be treated as an independent deepening pursuant to the Operating Procedure.

4. Test Well Earning

Subject to Article 3.00 of the Farmout & Royalty Procedure, the Farmee will earn an undivided 50% of the Farmor's Working Interest in the Farmout Lands (net 37%).

In the event Farmee elects to halt operations and Abandon the Test Well pursuant to the fourth paragraph of Clause 3 herein and Participant elects to proceed with the drilling of the Test Well, Farmee shall be deemed to have completed earning in the Farmout Lands, notwithstanding that the provisions of Article 3.00 of the Farmout & Royalty Procedure may not have been satisfied. However, its interest in the spacing unit in which the Test Well is drilled shall be governed by Article X of the Operating Procedure and specifically Subclause 1008 thereof, and the applicable penalty shall apply. The same will apply, mutatis mutandis, in the situation where Farmee elects to proceed with drilling the Test Well and Participant does not.

5. Ongoing Operations

Dual will be the initial Operator under the Operating Procedure. The Parties initial Working Interests in the Farmout Lands, after earning by Farmee hereunder, will be 1245147 - 37.5% and Dual - 62.5%.

6. Assignment by Farmee During Earning Phase

Notwithstanding Clause 12.01 of the Farmout & Royalty Procedure, prior to the Farmee earning an interest in the Farmout Lands pursuant to the terms of this Agreement, the Farmee shall not dispose of any of its

rights and obligations under this Agreement, without the written consent of the Farmor, which consent may be withheld in the sole discretion of the Farmor

7. Limitations Act

The two-year period for seeking a remedial order under section 3(1)(a) of the *Limitations Act*, R.S.A. 2000 C. L-12, as amended, for any claim (as defined in that *Act*) arising in connection with this Agreement is extended to:

(a) for claims disclosed by an audit, two years after the time this Agreement permitted that audit to be performed; or
(b) for all other claims, four years.

8. Miscellaneous

(a) Time shall be of the essence in this Head Agreement.
(b) No amendment or variation of the provisions of this Head Agreement shall be binding upon any Party unless and until it is evidenced in writing executed by the Parties.
(c) The Parties shall from time to time and at all times do all such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.
(d) This Agreement shall enure to the benefit of and be binding upon the respective administrators, trustees, receivers, successors and assigns of the Parties.
(e) The terms and conditions of this Agreement express and constitute the entire agreement among the Parties with respect to the Farmout Lands and the Title Documents.
(f) This Agreement may be executed in counterpart and all executed counterparts, together, shall constitute one agreement.

Please indicate your agreement with the above terms and conditions by signing in the space provided and returning the duplicate copy of this letter to the attention of the undersigned, at which time this Agreement shall become binding on the Parties.

Yours truly,

DUAL EXPLORATION INC.

Garry T. Hides, P.Land
Vice President, Land & Business Development

UNDERSTOOD, ACCEPTED AND AGREED TO this 7th **day of** July, **2006.**

1245147 ALBERTA LTD.

Per: ______________________

Name / Title: Sam C. Harawek - President.

SCHEDULE "A"

Attached to and forming part of an Agreement dated July 4, 2006 between Dual Exploration Inc. and 1245147 Alberta Ltd.

1. Farmout Lands:

Twp. 75 Rge. 4 W6M: Section 21
All P&NG below base of the Halfway

Twp. 75 Rge. 4 W6M: Section 29
All P&NG below base of the Stoddart

Twp. 75 Rge. 4 W6M: Section 31
All P&NG below base of the Bluesky-Bullhead

2. Title Documents:

Alberta Crown P&NG Licence No. 5405060306
Alberta Crown P&NG Licence No. 5405060966

3. Farmor's Working Interest:

Dual 100%

4. Encumbrances

Crown Lessor Royalty

SCHEDULE "B"

Attached to and forming part of an Agreement dated July 4, 2006 between Dual Exploration Inc. and 1245147 Alberta Ltd.

1997 CAPL Farmout & Royalty Procedure Elections and Amendments

1. Effective Date (Subclause 1.01(f)) - July 4, 2006

2. Payout (Subclause 1.01(t), if Article 6.00 applies) - N/A Alternate A ____ Alternate B ____
   Alternate B options, if applicable - _____ m3 of Equivalent Production or _____ years

3. Incorporation of Clauses from 1990 CAPL Operating Procedure (Clause 1.02)

   (1) Insurance (311) Alternate A __X__ Alternate B____

4. Article 4.00 (Option Wells) will _X_ /will not ____ apply.

5. Article 5.00 (Overriding Royalty) will ____ /will not __X__ apply.

6. Quantification of Overriding Royalty (Subclause 5.01A, if applicable)

   (a) Crude Oil Alternate __N/A__
   If Alternate 1 applies, _____%
   If Alternate 2 applies, _____ (23.84365 is metric 1/150), min. ___% max__%
   (b) Other Alternate __N/A__
   If Alternate 1 applies, _____%
   If Alternate 2 applies, _____% in (i) and _____% in (ii)

7. Permitted Deductions (subclause 5.04B, if applicable) – Alternate __N/A__
   If Alternate 2 applies, deductions not to be greater than _____% of Market Price.

8. Article 6.00 (Conversion of Overriding Royalty) will _____/ will not __X__ apply
   If Alternate 6.00 applies, conversion to 20% of Working Interest in Subclause 6.04A.

9. Article 8.00 (Area of Mutual Interest) – will _____ /will not __X__ apply.

10. Reimbursement of Land Maintenance Costs (Clause 11.02) – will _____ /will not _X apply.
    If applies, reimbursement of $_____.

SCHEDULE "C"

Attached to and forming part of an Agreement dated July 4, 2006 between Dual Exploration Inc. and 1245147 Alberta Ltd.

1990 CAPL Operating Procedure Elections and Amendments

I.	Operator: Dual Exploration Inc.	
II.	Insurance (Clause 311):	A
III.	Marketing Fee (Clause 604)	A
IV.	Casing Point Election (Clause 903):	A
V.	Penalty for Independent Operations (Clause 1007):	Development Wells 300% Exploratory Wells 500%
VI.	Exception where Title Preserving Well (Clause 1010):	270 days
VII.	Addresses for Notices (Clause 2202):	**Dual Exploration Inc.** 1400, 333 – 5th Avenue S.W. Calgary, Alberta T2P 3B6 Attention: Land Department Fax: 403-261-3808 **1245147 Alberta Ltd.** Suite 700, 520 – 11th Avenue SW Calgary, Alberta T2P 1M7 Attention: President Fax: 403-__________
VIII.	Disposition of Interests (Clause 2401):	A
IX.	Recognition Upon Assignment (Clause 2404):	Deleted and replaced by 1993 CAPL Assignment Procedure

1996 PASC Accounting Procedure

1996 PASC ACCOUNTING PROCEDURE

Clause 105	Operating Fund: 10%
Clause 110	Approvals: Clause n/a; 2 Owners totaling: 65%
Clause 112	Expenditure Limitations: (a) excess of $25,000.00 (c) excess of $25,000.00
Clause 201(a) 6	Labour: Delete and replace as follows: "Salaries and wages of the Operator's employees engaged in Production Engineering who are either temporarily or permanently assigned to and directly employed off-site in direct support of Joint Operations."

Clause 202(b)	Employee Benefits – not to exceed: 25%
Clause 207	Services: replace "warehouse" with "Warehouse" throughout
Clause 213(b)	Camp and Housing: shall ____ shall not X
Clause 216	Warehouse Handling: 5%
Clause 221	Allocation Options: n/a
Clause 302	Overhead Rates:

(a) For each Exploration Project:

	(1)	5%	of first	$50,000
	(2)	3%	of next	$100,000
	(3)	1%	of costs exceeding (1) & (2)	

For each Drilling Well:

(b)	(1)	3%	of first	$ 50,000
	(2)	2%	of next	$ 100,000
	(3)	1%	of costs exceeding (1) and (2)	

For each Initial Construction Project:

(c)	(1)	5%	of first	$ 50,000
	(2)	3%	of next	$ 100,000
	(3)	1%	of costs exceeding (1) and (2)	

For each Subsequent Construction Project:

(d)	(1)	5%	of first	$ 50,000
	(2)	3%	of next	$ 100,000
	(3)	1%	of costs exceeding (1) and (2)	

For Operation and Maintenance:

(e)	(1)	10%	of the cost of the Joint Property; and
	(2)	$150	per Producing Well per month; or
	(3)	____	Flat rate per month.

Subclause 302(e)(2) and 302(e)(3) shall ____ shall not X

Clause 406	Dispositions: $25,000
Clause 406	Dispositions: replace "affiliates" with "Affiliates"
Clause 501(b)	Dispositions: replace "warehouse" with "Warehouse"

SCHEDULE "D"

Attached to and forming part of an Agreement dated July 4, 2006 between Dual Exploration Inc. and 1245147 Alberta Ltd.

WELL INFORMATION REQUIREMENTS

ATTACHED

WELL DATA REQUIREMENT SHEET

1245147 Alberta Ltd.
Attention: Sam Charanek
Fax: ______________

WELL NAME & LOCATION: Woking (75-4-W6M)

DRILLLING:	**COPIES REQUIRED**
Survey Plat	1
Application to Drill Well License	1
Geological Prognosis	1
Drilling Program	1
Logging, Coring, Testing Programs	1
Drilling & Geological Reports Faxed Daily	1
All Logs (field and final)	1
DST Reports	1
Core Analyses	1
3 LAS Floppy of Log	1
Abandonment Information and Log	Yes
Access to Operator's Samples	

COMPLETIONS & PRODUCTION:

Completion/Testing Programs	1
Completion Reports Faxed Daily	1
Production Test Data	1
AOF Test, Deliverability Tests, etc.	1
All Logs (field & final)	1
All Subsequent Workover/Service Reports	1

NOTE: 24 hour notice of intention to spud, core, log, test, oil & gas shows, abandon or commencement of production must be given

SEND ALL INFORMATION TO:

______________ **Office:** (403) ____________________
Fax: (403) ____________________

CONTACTS FOR THIS WELL:

Geologist: ______________
Office: (403) ______________
Home: (403) ______________
Home Fax: (403) ______________
Cell: (403) ______________
e-mail: ______________

Engineer: ______________
Office: (403) ______________
Home: (403) ______________
Home Fax: (403) ______________
Cell: (403) ______________
e-mail: ______________

SCHEDULE "E"

Attached to and forming part of an Agreement dated July 4, 2006 between Dual Exploration Inc. and 1245147 Alberta Ltd.

DRILLING AFE # 6039

ATTACHED (2 pages)

DUAL
exploration inc.

Request For Authorization For Expenditure

Woking 10-21-75-4W6 Drill & Case

AFE No.: 6039

Projected Start Date: August 15, 2006	**Product:** Gas
Projected Completion Date: September 30, 2006	**Budget Category:** CEE
Location: 10-21-75-4W6	**Area:** Woking

Description of Expenditure:
Funds are required to drill and case the subject well for production in the Wabamun formation.
Costs include 177.8mm intermediate casing to a depth of 2100m followed by a 114.3mm production liner.

Comments: This project is pursuant to a farmout agreement whereby 1245147 Alberta Ltd. pays 75% of initial costs for an earned 37.5% interest, and Dual is the operator.

Participant	Working Interest	Amount
Dual Exploration Inc. (Operator)	25.000%	$699,250
1245147 Alberta Ltd.	75.000%	$2,097,750
	0.000%	$0
	0.000%	$0
	0.000%	$0
	0.000%	$0
Total	100.000%	$2,797,000

Operator Approval

Originator:	D. Gundersen		Title:	Engineering	Date:	
Approval:	G. Hides		Title:	VP Land	Date:	
Approval:	M. Cheyne		Title:	President	Date:	
Approval:	B. Porter		Title:	COO	Date:	
Approval:	M. Haggins		Title:	Controller	Date:	
Approval:	K. Tompson		Title:	VP Exploration	Date:	

Participant Approval

Company	Approved By: (Print)	Signature	Date

DRILL & CASE COST ESTIMATE

	061	DRILLING METERAGE			0
	062	DRILLING BITS	130000		130,000
	063	DIRECTIONAL DRILLING	120000		120,000
	064	DRILLING MUD & CHEMICALS	230000		230,000
	065	MUD LOGGING			0
	066	CORING & CORE ANALYSIS			0
	067	DRILL STEM TESTING & ANALYSIS			0
	068	CREW, TRAVEL & SUBSISTENCE			0
	069	CAMP	45000		45,000
	070	MINOR ACCT AVAILABLE FOR USE			0
	071	COMMUNICATION	10000		10,000
	072	EQUIPMENT RENTALS-SURFACE	140000		140,000
	073	CONDUCTOR RATHOLE & MOUSEHOLE	15000		15,000
	074	FUEL & BOILER	105000		105,000
	075	SURFACE CASING & ACCESSORIES	80000		80,000
	076	CEMENTING -SURFACE CASING	35000		35,000
	077	INTERMEDIATE CASING & ACCESSORIES	160000		160,000
	078	CEMENTING-INTERMEDIATE CASING	45000		45,000
	079	CASING BOWL FLOAT EQUIPMENT	5000		5,000
	080	POWER TONGS - SURFACE CASING	10000		10,000
	081	INTERNAL ENGINEERING	2000		2,000
	082	GEOLOGICAL SUPERVISION	25000		25,000
	083	EXTERNAL ENGINEERING	30000		30,000
	084	DRILLING SUPERVISION	50000		50,000
	085	CONTRACT SERVICES	50000		50,000
	086	OPEN HOLE LOGGING	75000		75,000
	088	WELDING	2000		2,000
	090	TRUCKING	150000		150,000
	092	WELLSITE TRAILER & TRANSPORT			0
	093	WELL INSURANCE & DRILLING TAXES	10000		10,000
	098	FISHING SERVICES			0
	102	SAFETY SERVICES	50000		50,000
	106	ENVIRONMENTAL SERVICES			0
	126	ABANDONMENT/PLUGBACK	50000		
	127	CLEAN - UP DAMAGES	35000		35,000
	130	MISCELLANEOUS			0
	160	CONTINGENCY	135000		135,000
	200	WATER & WATER HAULING	70000		70,000
	207	EQUIPMENT RENTALS - DOWNHOLE			0
	208	REMOTE SUMP & FLUID TRANSPORTATION			0
	997	BALANCE FORWARD			0
	999	ADMINISTRATIVE OVERHEAD	30000		30,000
		Drilling Subtotal	2739000	0	2739000
Completion (Y120)	051	LEASE & ACCESS CLEAN UP			0
	055	RIG ANCHORS			0
	058	RIG MOVE IN / MOVE OUT			0
	063	SERVICE RIGS			0
	064	CHEMICALS			0
	065	SNUBBING/COIL TUBING			0
	068	CREW, TRAVEL & SUBSISTENCE			0
	069	CAMP			0
	070	BOILER			0
	071	COMMUNICATION			0
	072	EQUIPMENT RENTALS-SURFACE			0
	074	FUEL, POWER & LUBRICANTS			0
	081	INTERNAL ENGINEERING			0
	082	EXTERNAL ENGINEERING			0
	083	ENGINEERING CONSULTING			0
	084	FIELD SUPERVISION			0
	085	CONTRACT SERVICES			0
	087	FRACTURING / STIMULATION			0
	088	WELDING			0
	089	SUNDRY LABOUR			0
	090	TRUCKING			0
	091	VACUUM TRUCK			0
	092	PRODUCTION TESTING			0
	095	FLUID TESTING & ANALYSIS			0
	098	FISHING SERVICES			0
	099	SURFACE DAMAGES			0
	100	CASED HOLE LOGGING & PERFORATING			0
	102	SAFETY SERVICES			0
	104	ENVIRONMENTAL SERVICES			0
	109	WIRELINE SERVICES			0
	111	NON-RECOVERABLE SUB - SURFACE EQUIPMENT			0
	126	ABANDONMENT / PLUGBACK			0
	130	MISCELLANEOUS			0
	136	PRODUCTION CASING & ACCESSORIES		36000	36000
	137	CASING INSPECTION			0
	139	CEMENT & SERVICES - PRODUCTION CASING		20000	20000
	140	POWER TONGS & PRODUCTION CASING TOOLS		2000	2000
	160	CONTINGENCY			0
	200	WATER & WATER HAULING			0
	207	EQUIPMENT RENTALS - DOWNHOLE			0
	212	COMPLETION FLUID			0
	213	LOAD OIL RECOVERY			0
	997	BALANCE FORWARD			0
	999	ADMINISTRATIVE OVERHEAD			0
		Case/Complete Subtotal	0	58000	58000
		Total Budgeted Costs	2,739,000	58,000	2,797,000